                                                                EXHIBIT 10-d-7


                        1988 LONG-TERM INCENTIVES PLAN
                FORM OF OPTION AGREEMENT (WITHOUT ARBITRATION)
                           NONTRANSFERRABLE OPTIONS
                ----------------------------------------------

December 7, 1994


To:



We are pleased to notify you that the Compensation and Management Development Committee has granted to you today the following stock option(s) under the 1988 Long-Term Incentives Plan (the Plan):

Date of Grant                Type of Grant              Number of Shares                     Option Price
- -------------                -------------              ----------------                     ------------
     99/99/99                       (NQ)                          9,999,999                    $$$$.9999

These stock option(s) have been granted, and may be exercised only upon the terms and conditions of this Stock Option Agreement, subject in all respects to the provisions of the Plan, as it may be amended. The attached Stock Option Terms and Conditions are incorporated in and are part of this Stock Option Agreement.

Copies of the Plan and the current Prospectus covering shares issuable or transferable under the Plan are enclosed.

Please confirm that you have read and agree to be bound by this Agreement by signing one copy at the place indicated and returning the signed copy to:

                          Office of the Secretary
                          Rockwell International Corporation
                          625 Liberty Avenue
                          Pittsburgh, PA  15222-3123
                          Attention:  Stock Option Administration

These stock options will lapse and be of no effect if a copy of this Stock Option Agreement, properly signed by you, is not received by the Secretary of Rockwell on or before January 31, 1995, unless Rockwell (in its sole discretion) elects in writing to extend that date.

Agreed to:
Date:    ______________________            ROCKWELL INTERNATIONAL CORPORATION

____________________________               By:__________________________________
         Employee Signature                        Senior Vice President,
         XXXXXXXXXXXXXXXXXX                        General Counsel and Secretary
         999-99-9999

                        1988 LONG-TERM INCENTIVES PLAN
                 FORM OF OPTION AGREEMENT (WITH ARBITRATION)
                           NONTRANSFERRABLE OPTIONS
                ----------------------------------------------

December 7, 1994


To:


We are pleased to notify you that the Compensation and Management Development Committee has granted to you today the following stock option(s) under the 1988 Long-Term Incentives Plan (the Plan):

Date of Grant                Type of Grant              Number of Shares                     Option Price
- -------------                -------------              ----------------                     ------------
  99/99/99                       (NQ)                       9,999,999                         $$$$.9999

These stock option(s) have been granted, and may be exercised only upon the terms and conditions of this Stock Option Agreement, subject in all respects to the provisions of the Plan, as it may be amended. The attached Stock Option Terms and Conditions are incorporated in and are part of this Stock Option Agreement.

Copies of the Plan and the current Prospectus covering shares issuable or transferable under the Plan are enclosed.

Please confirm that you have read and agree to be bound by this Agreement and by the enclosed Mutual Agreement to Arbitrate claims by signing one copy of each Agreement at the place indicated below and on page 2 of the Mutual Agreement to Arbitrate Claims, and returning the signed copy to:

                          Office of the Secretary
                          Rockwell International Corporation
                          625 Liberty Avenue
                          Pittsburgh, PA  15222-3123
                          Attention:  Stock Option Administration

These stock options will lapse and be of no effect if copies of BOTH this Stock Option Agreement and the Mutual Agreement to Arbitrate Claims, each properly signed by you, is not received by the Secretary of Rockwell on or before January 31, 1995, unless Rockwell (in its sole discretion) elects in writing to extend that date.

Agreed to:
Date:    ______________________            ROCKWELL INTERNATIONAL CORPORATION

_______________________________            By:__________________________________
         Employee Signature                        Senior Vice President,
         XXXXXXXXXXXXXXXXXX                        General Counsel and Secretary
         999-99-9999

                      ROCKWELL INTERNATIONAL CORPORATION
                        1988 LONG-TERM INCENTIVES PLAN
                            STOCK OPTION AGREEMENT
                      STOCK OPTION TERMS AND CONDITIONS


1.       DEFINITIONS

         As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

         (a) APPROVED OPTION EXERCISE FORM: A Cash Only Exercise Form in the form of Attachment 1 or a "Stock Swap" Exercise Form in the form of Attachment 2, any other form subsequently adopted by the Secretary of Rockwell to replace Attachment 1 or 2, or any other form accepted by the Secretary of Rockwell in his sole discretion.

         (b) OPTIONS: The stock option or stock options listed in the first paragraph of the letter dated December 7, 1994 to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitutes the Stock Option Agreement.

         (c) OPTION SHARES: The shares of Rockwell Common Stock issuable or transferable on exercise of the Options.

         (d) PLAN: Rockwell's 1988 Long-Term Incentives Plan, as amended and as such Plan may be further amended and in effect at the relevant time.

         (e)     PRELIMINARY PAYMENT:  Defined in Section 3(d)(i).

         (f) ROCKWELL: Rockwell International Corporation, a Delaware corporation.

         (g)     SHARES:  Shares of Rockwell Common Stock or Class A Common
                 Stock.

         (h) STOCK OPTION AGREEMENT: These Stock Option Terms and Conditions together with the letter dated December 7, 1994 to which they are attached.

2.       WHEN OPTIONS MAY BE EXERCISED

         The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded down to an integral one hundred) of the Option Shares during the period beginning on


                                                                [88NT:12/7/94]

         December 7, 1995 and ending on December 7, 2004, as to an additional one-third (rounded down to an integral one hundred) of the Option Shares during the period beginning on December 7, 1996 and ending on December 7, 2004 and as to the balance of the Option Shares during the period beginning on December 7, 1997 and ending on December 7, 2004, and only during those periods, provided that:

         (a) if you die while an employee of the Corporation (as defined in the Plan), your estate, or any person who acquires the Options by bequest or inheritance, may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

         (b) if your employment by the Corporation terminates other than by death, then:

                 (i) if your retirement or other termination date is before December 7, 1995, the Options shall lapse on your retirement or other termination and may not be exercised at any time;

                 (ii) if your employment by the Corporation is terminated for cause, the Options shall expire forthwith upon your termination and may not be exercised thereafter;

                 (iii) if your employment by the Corporation terminates after June 7, 1996 by reason of your retirement under a retirement plan of Rockwell, or a subsidiary or affiliate of Rockwell, at or after the earlier of age 62 or the date you have accumulated 85 points (or fulfilled such other criteria as may be required for an unreduced early retirement benefit) for purposes of the applicable retirement plan, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending five years after your retirement date;

                 (iv)     if your employment by the Corporation
                          terminates after June 7, 1996 by reason of your retirement under a retirement plan of





                                     -2-
                                                                  [88NT:12/7/94]

         Rockwell, or a subsidiary or affiliate of Rockwell, before the earlier of age 62 or the date you have accumulated 85 points (or fulfilled such other criteria as may be required for an unreduced early retirement benefit) for purposes of the applicable retirement plan, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending on the earlier of (x) the third anniversary of your retirement date or (y) such earlier date as the Compensation and Management Development Committee shall determine by action taken not later than 60 days after your retirement date;

                 (v) if your employment by the Corporation terminates on or after December 7, 1995 but on or before June 7, 1996 by reason of your retirement under a retirement plan of Rockwell, or a subsidiary or affiliate of Rockwell, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending on the earlier of (x) the third anniversary of your retirement date or (y) such earlier date as the Compensation and Management Development Committee shall determine by action taken not later than 60 days after your retirement date; and

                 (vi) if your employment by the Corporation terminates on or after December 7, 1995 for any reason not specified in subparagraph (a) or in clauses (ii), (iii), (iv) or (v) of this subparagraph (b), you (or if you die after your termination date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent they were exercisable on your termination date.





                                     -3-
                                                                  [88NT:12/7/94]

         In no event shall the provisions of the foregoing subparagraphs (a) and (b) extend to a date after December 7, 2004 the period during which the Options may be exercised.

3.       EXERCISE PROCEDURE

         (a) To exercise all or any part of the Options, you (or after your death, your estate or any person who has acquired the Options by bequest or inheritance) must deliver to the Secretary of
                 Rockwell:

                 (i) a notice of exercise on an Approved Option Exercise Form properly completed, dated and signed by you (or after your death, by the person entitled to exercise the Options);

                 (ii) full payment of the exercise price for the Option Shares to be purchased on exercise of the Options

                          o        entirely in cash; or

                          o        in Shares; or

                          o        in a combination of cash and Shares; and

                 (iii) in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as the Secretary of Rockwell shall require to establish to his satisfaction that the person seeking to exercise the Options is entitled to do so.

         (b) An exercise of the whole or any part of the Options shall be effective:

                 (i) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price for the Option Shares entirely in cash, upon (x) receipt by the Secretary of Rockwell of (I) an Approved Exercise Form, duly completed, dated and signed, (II) full payment of the exercise price for the Option Shares purchased pursuant to that Approved Exercise Form and
                          (III) any documents required pursuant to
                          Section 3(a)(iii), or (y) if later, the date of such Approved Exercise Form (provided you, or after your death, the person entitled to exercise the Options, or any person to whom you have transferred the Options during your lifetime as permitted by Section 4 continues to be





                                     -4-
                                                                  [88NT:12/7/94]
                                  entitled to exercise the Options on that
                                  date); and

                 (ii) if you elect (or after your death, the person entitled to exercise the Option elects) to pay the exercise price of the Option Shares in Shares or in a combination of Shares and cash, upon (x) receipt by the Secretary of Rockwell of (I) an Approved Exercise Form, duly completed, dated and signed, (II) the Preliminary Payment (as defined in Section 3(d)(i)) and (III) any documents required pursuant to Section 3(a)(iii), or (y) if later, the date of such Approved Exercise Form (provided you continue, or after your death, the person entitled to exercise the Options continues, to be entitled to exercise the Options on that date).

         (c) If you choose (or after your death, the person entitled to exercise the Options chooses) to pay the exercise price for the Option Shares to be purchased on exercise of any of the Options entirely in cash, payment must be made by

                 o delivering to the Secretary of Rockwell a check in the full amount of the exercise price for those Option Shares; or

                 o arranging with a stockbroker, bank or other financial institution to deliver to the Secretary of Rockwell full payment, by check or (if prior arrangements are made with the Stock Option Administration staff of the Secretary's Office) by wire transfer, of the exercise price of those Option Shares.

                 In either event, in accordance with Section 3(e), full payment of the exercise price for the Option Shares purchased must be made within five business days after the Secretary of Rockwell has received the Approved Exercise Form, duly completed, dated and signed, or if later, within five business days after the date of such Approved Exercise Form.

         (d)     (i)      If you choose (or after your death, the person
                          entitled to exercise the Options chooses) to use already-owned Shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options, you (or after your death, the person entitled to exercise the Options) must deliver to the Secretary





                                     -5-
                                                                  [88NT:12/7/94]
                           of Rockwell one or more certificates (and executed stock powers) representing

                                  o        at least the number of Shares whose
                                           value, based on the closing price of
                                           Common Stock of Rockwell on the New
                                           York Stock Exchange -- Composite
                                           Transactions on any day not more
                                           than five business days prior to (x)
                                           the date on which the Secretary of
                                           Rockwell has received the Approved
                                           Exercise Form for such exercise, or
                                           (y) if later, the date of such
                                           Approved Exercise Form, would be
                                           sufficient to pay in full the
                                           exercise price of those Option
                                           Shares; or

                                  o        any lesser number of Shares you
                                           desire (or after your death, the
                                           person entitled to exercise the
                                           Options desires) to use to pay the
                                           exercise price for those Option
                                           Shares and a check in the amount of
                                           such exercise price less the value
                                           of the Shares delivered, based on
                                           the closing price of Common Stock of
                                           Rockwell on the New York Stock
                                           Exchange -- Composite Transactions
                                           on any day not more than five
                                           business days prior to (x) the date
                                           on which the Secretary of Rockwell
                                           has received the Approved Exercise
                                           Form for such exercise, or (y) if
                                           later, the date of such Approved
                                           Exercise Form.

                                  The delivery of the Shares or Shares and cash, as prescribed by this clause (i), is referred to in this Stock Option Agreement as the Preliminary Payment.

                 (ii) The Secretary of Rockwell will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of Shares, valued in accordance with
                          Section 6(e) of the Plan at the closing price on the New York Stock Exchange -- Composite Transactions on the effective date of exercise under Section 3(b)(ii), and any cash required to pay in full the exercise price for the Option Shares purchased. In accordance with Section 3(e), you (or such other person) must pay, in cash, in Shares or in a combination of cash and Shares, any balance required to pay in full the exercise price of the Option Shares





                                     -6-
                                                                  [88NT:12/7/94]
                          purchased within five business days following the effective date of such exercise of the Options under
                          Section 3(b)(ii).

                 (iii) Notwithstanding any other provision of this Stock Option Agreement, the Secretary of Rockwell may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Shares pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

         (e) A notice of exercise on an Approved Exercise Form, when duly completed, dated and signed by you (or any other person entitled to exercise the Options) and received by the Secretary of Rockwell, whether or not full payment of the exercise price for the Option Shares accompanies the Approved Option Exercise Form and whether the Approved Exercise Form is dated on or prior to the date of receipt by the Secretary of Rockwell or a later date, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to deliver or cause to be delivered to Rockwell any balance of the exercise price for the Option Shares to be purchased upon the exercise pursuant to the Approved Exercise Form required to pay in full the exercise price for those Option Shares, that payment being in cash, in Shares or in a combination of cash and Shares, on or before the later of the fifth business day after (i) the date on which the Secretary of Rockwell receives such duly completed, dated and signed Approved Exercise Form, or (ii) if later, the date of such Approved Exercise Form (provided you continue (or the other person entitled to exercise the Options continues) to be entitled to exercise the Options on that date), and you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation forthwith to set off against salary payments or other amounts due or which may become due you (or the other person entitled to exercise the Options) any balance of the exercise price for those Option Shares remaining unpaid thereafter.

         (f) Certificates representing the number of Option Shares purchased will be issued as soon as practicable (i) after





                                     -7-
                                                                  [88NT:12/7/94]

           Rockwell has received full payment therefor or (ii) at Rockwell's election in the sole discretion of its Secretary, after Rockwell has received (x) full payment of the exercise price of those Option Shares and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5.

4.       TRANSFERABILITY

         The Options are not transferable by you otherwise than by will or by the laws of descent and distribution. During your lifetime, only you are entitled to exercise the Options.

5.       WITHHOLDING

         Rockwell shall have the right, in connection with the exercise of the Options in whole or in part, to deduct from any payment to be made by Rockwell under the Plan an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if Rockwell elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within ten business days after the date of the statement for such amount rendered by Rockwell, failing which Rockwell shall have the same right of set-off as provided under Section 3(e) with respect to payment of the exercise price for Option Shares.

6.       HEADINGS

         The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7.       REFERENCES

         All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.





                                     -8-
                                                                  [88NT:12/7/94]

8.       APPLICABLE LAWS AND REGULATIONS

         This Stock Option Agreement and Rockwell's obligation to issue Option Shares hereunder are subject to applicable laws and regulations.

Attachment 1     - Cash Only Option Exercise Form and Instructions
Attachment 2     - "Stock Swap" Option Exercise Form and Instructions





                                     -9-
                                                                  [88NT:12/7/94]

                                                                    ATTACHMENT 1
                                          STOCK OPTION EXERCISE FORM - CASH ONLY

                       ROCKWELL INTERNATIONAL CORPORATION
                      CASH ONLY STOCK OPTION EXERCISE FORM



Attached is the Stock Option Exercise Form to be used if you exercise a stock option under any of Rockwell's stock option plans for a cash payment (including a so-called "cashless" exercise in which your stockbroker, bank or other financial institution furnishes the cash payment of the exercise price).

BEFORE COMPLETING THIS STOCK OPTION EXERCISE FORM, PLEASE READ CAREFULLY THE SEPARATE INSTRUCTIONS FOR THE FORM, WHICH ARE REPRODUCED IN APPENDIX I TO THE BOOKLET, FACTS ABOUT ROCKWELL INTERNATIONAL CORPORATION STOCK OPTIONS AND SARS (REVISED MARCH 1993).

YOU SHOULD ALSO REFER TO THE PERTINENT PORTIONS OF THE FACTS BOOKLET, PARTICULARLY THE "HIGHLIGHTS" SECTION (ON PAGES 2-7) FOR FURTHER GUIDANCE IN COMPLETING THE FORM.

If after reading the separate instructions and the pertinent sections of the FACTS booklet you have questions on the procedures to be followed in completing your exercise or on how to complete the Form, please call Stock Option Administration in the Secretary's Office in Pittsburgh (at Comnet 545-7120 or
(412) 565-7120) for assistance.





                                                                  [88NT:12/7/94]

                                            CASH ONLY STOCK OPTION EXERCISE FORM
                                            ------------------------------------



To:  Rockwell International Corporation
         625 Liberty Avenue
         Pittsburgh, Pennsylvania 15222-3123

         Attention:       Office of the Secretary,
                          Stock Option Administration




         1. OPTIONS EXERCISED: Subject to the terms and conditions of the 1979 Stock Plan for Key Employees, the 1981 Incentive Stock Option Plan for Key Employees, the 1988 Long-Term Incentives Plan and/or the 1995 Long-Term Incentives Plan (collectively, the Plans) of Rockwell International Corporation (Rockwell), and Agreement(s) thereunder, I hereby exercise the following stock option(s):


Plan      Date o    NQ/      Class of Stock    Number of        Exercise        Total
Year       Grant    ISO      Common/Class A     Shares            Price      Purchase Price
- ----     -------    ---      --------------    --------          --------    --------------
                                                                $            $
- ----     -------     ---     --------------    --------          --------     --------------
                                                                $            $
- ----     -------     ---     --------------    --------          --------     --------------
                                                                $            $
- ----     -------     ---     --------------    --------          --------     --------------


        2.      CONVERSION:      Convert   [ ] None    [ ] All  [ ] _____ shares
of the shares of Class A Common Stock to Common Stock.

         3.      PAYMENT:

                 [ ] A check payable to Rockwell International Corporation in the amount of the Total Purchase Price of the above-itemized stock option(s) is enclosed.

                 [ ] The Total Purchase Price of the above-itemized stock option(s) will be paid by a check payable to Rockwell International Corporation or (if prior arrangements are made with the Stock Option Administration staff of the Secretary's Office) by a wire transfer of funds to Rockwell





                             [CONTINUED ON PAGE 2]

                                           Cash Only Stock Option Exercise Form
                                                                         Page 2

            International Corporation to the account specified by the Secretary's Office (Stock Option Administration), which will be sent promptly by my stockbroker, bank or other financial institution,

            Representative's Name: _______________________________

            Firm Name: ___________________________________________

            Address: _____________________________________________

                     _____________________________________________

            Telephone No.: _______________________________________


          If full payment of the Total Purchase Price of the stock option(s) listed in ITEM 1 is not delivered within five (5) business days after the later of the date of this Form or the date of its receipt by the Secretary of Rockwell, the Corporation (as defined in the Plans) is authorized forthwith to set off the balance due against salary payments or other amounts due or which may become due me to satisfy my obligation to pay the Total Purchase Price.

          If any of the stock option(s) listed in Item 1 was granted as a nonqualified stock option (NQ), I understand Rockwell will issue a statement to me for reimbursement of taxes required to be withheld and remitted to taxing authorities in respect of the exercise of those stock option(s) and may withhold delivery of the certificate(s) for the shares deliverable upon this exercise until that statement has been paid in full. If full payment of that statement is not received by Rockwell within ten (10) business days after the date of that statement, the Corporation (as defined in the Plans) is authorized forthwith to set off the balance due against salary payments or other amounts due or which may become due me to satisfy any obligation to reimburse Rockwell for those withholding taxes.


  4.      REGISTRATION:    Please register the stock as follows:

          Name:  ________________________________________________

          Social Security No.:  _________________________________

          Current Address:  _____________________________________

                            _____________________________________





              [CONTINUED AND TO BE SIGNED ON PAGE 3]

                                           Cash Only Stock Option Exercise Form
                                                                         Page 3


                 NOTE: THE STOCK MAY BE REGISTERED ONLY IN YOUR NAME OR IN YOUR NAME JOINTLY WITH YOUR SPOUSE (OR JOINTLY WITH ANOTHER PERSON). IT MAY NOT BE REGISTERED IN THE NAME OF YOUR STOCKBROKER, BANK OR OTHER FINANCIAL INSTITUTION.



         5.      DELIVERY:  Please deliver the stock

                                  _____  to me at the address listed in Item 4.
                                  _____  to the following person and address:

                 Name of Stockbrokerage Firm or Other Addressee:

                 _______________________________________________________

                 Address:  _____________________________________________

                           _____________________________________________

                 Attention:  ___________________________________________




THIS STOCK OPTION EXERCISE MAY NOT BE REVOKED OR CHANGED AFTER DELIVERY OF THIS FORM, PROPERLY COMPLETED, DATED AND SIGNED, TO THE CORPORATION WHETHER OR NOT PAYMENT ACCOMPANIES THIS FORM AND WHETHER THIS FORM IS DATED BEFORE, ON OR AFTER THE DATE OF SUCH RECEIPT.



____________________________________
                 (Signature)

Print Name:_________________________


Dated:  _____________________, 19 ___

                                                                   ATTACHMENT 2
                                                     STOCK OPTION EXERCISE FORM
                                          STOCK OR STOCK AND CASH ("STOCK SWAP")

                       ROCKWELL INTERNATIONAL CORPORATION
                    "STOCK SWAP" STOCK OPTION EXERCISE FORM




Attached is the Stock Option Exercise Form to be used if you exercise a stock option under any of Rockwell's stock option plans and pay part or all of the exercise price for the Option Shares purchased by delivering shares of Rockwell Common Stock or Class A Common Stock.

BEFORE COMPLETING THIS STOCK OPTION EXERCISE FORM, PLEASE READ CAREFULLY THE SEPARATE INSTRUCTIONS FOR THE FORM, WHICH ARE REPRODUCED IN APPENDIX II TO THE BOOKLET, FACTS ABOUT ROCKWELL INTERNATIONAL CORPORATION STOCK OPTIONS AND SARS (REVISED MARCH 1993).

YOU SHOULD ALSO REFER TO THE PERTINENT PORTIONS OF THE FACTS BOOKLET, PARTICULARLY THE "HIGHLIGHTS" SECTION (ON PAGES 2-7) AND THE STOCK-FOR-STOCK PAYMENT METHOD ("STOCK SWAP") SECTION (ON PAGES 31-36) FOR FURTHER GUIDANCE IN COMPLETING THE FORM.

If after reading the separate instructions and the pertinent sections of the FACTS booklet you have questions on the procedures to be followed in completing your exercise or on how to complete the Form, please call Stock Option Administration in the Secretary's Office in Pittsburgh (at Comnet 545-7120 or
(412) 565-7120) for assistance.





                                                                 [88NT: 12/7/94]

                                         "STOCK SWAP" STOCK OPTION EXERCISE FORM
                                         ---------------------------------------

To:  Rockwell International Corporation
         625 Liberty Avenue
         Pittsburgh, Pennsylvania 15222-3123

         Attention:       Office of the Secretary,
                          Stock Option Administration




         1. OPTIONS EXERCISED: Subject to the terms and conditions of the 1979 Stock Plan for Key Employees, the 1981 Incentive Stock Option Plan for Key Employees, the 1988 Long-Term Incentives Plan and/or the 1995 Long-Term Incentives Plan (collectively, the Plans) of Rockwell International Corporation (Rockwell), and Agreement(s) thereunder, I hereby exercise the following stock option(s):

Plan      Date o    NQ/      Class of Stock    Number of        Exercise        Total
Year       Grant    ISO      Common/Class A     Shares            Price      Purchase Price
- ----     -------    ---      --------------    --------          --------    --------------
                                                                $            $
- ----     -------     ---     --------------    --------          --------     --------------
                                                                $            $
- ----     -------     ---     --------------    --------          --------     --------------
                                                                $            $
- ----     -------     ---     --------------    --------          --------     --------------

        2.      CONVERSION:      Convert   [ ] None    [ ] All  [ ] _____ shares
of the shares of Class A Common Stock to Common Stock.

         3.      PAYMENT:         A. Number of shares of Rockwell Common Stock
or Class A Common Stock surrendered to pay the exercise price of the option(s):

______________ shares of Common   _______________ shares of Class A Common

                                  B. Amount of enclosed check, if any, payable
to Rockwell International Corporation to pay estimated balance of exercise price of the option(s):
                                                      $_________________________

         I am using shares of Common Stock or Class A Common Stock or both of Rockwell (Shares) that I now own to pay all or part of the exercise price for the Shares to be purchased on my exercise of the above-referenced stock option(s). I enclose, or in accordance with prior arrangements I have made with you, I am arranging for delivery to you of, one or more certificates for

         (i) at least the number of Shares estimated, based on the closing price on the New York Stock Exchange -- Composite Transactions on a day not more than five business days prior to (x) the date of receipt of this Exercise Form by the Secretary's Office (Stock Option Administration), or (y) if later, the date of this

                             [CONTINUED ON PAGE 2]

                                        "Stock Swap" Stock Option Exercise Form
                                                                         Page 2

                 Exercise Form, to be sufficient to pay in full the Total Purchase Price of the Shares covered by this exercise, or


         (ii) a lesser number of Shares that I desire to apply to such Total Purchase Price and a check in the amount of such Total Purchase Price less the value of the Shares delivered, based on the closing price on the New York Stock Exchange -- Composite Transactions on a day not more than five business days prior to (x) the date of receipt of this Exercise Form by the Secretary's Office (Stock Option Administration), or (y) if later, the date of this Exercise Form, and in either case, an executed stock transfer power covering the Shares surrendered or to be surrendered. I understand that you will advise me of the exact number of Shares, valued in accordance with the Plans at the closing price on the New York Stock Exchange -- Composite Transactions on the later of
(x) the date you have received (I) this Exercise Form, (II) the estimated payment in Shares or Shares and cash specified above and, (III) if I am not the optionee, any additional documents required to evidence my right to exercise these stock option(s) and (y) the date of this Exercise Form (the later of such dates, the effective date of this exercise), and any cash required to pay in full the Total Purchase Price of the Shares to be purchased upon this exercise. I further understand that certificates representing the number of Shares purchased will be issued only after I deliver to Rockwell any remaining balance of the Total Purchase Price in cash or a combination of Shares and cash and the amount sufficient to reimburse Rockwell for all withholding taxes required to be withheld and remitted to taxing authorities in respect of this exercise.

         I hereby agree to deliver to Rockwell no later than five (5) business days following the effective date of this exercise cash or any additional number of Shares or a combination of Shares and cash required to pay in full the Total Purchase Price of the Shares to be purchased upon this exercise, and an executed stock transfer power covering any additional Shares delivered. I hereby further agree to pay Rockwell, no later than ten (10) business days after the date of Rockwell's statement therefor, the amount sufficient to reimburse Rockwell for all withholding taxes required to be withheld and remitted to taxing authorities in respect of this exercise. If I fail to deliver any remaining balance of the Total Purchase Price of the Shares to be purchased upon this exercise and an amount sufficient to reimburse Rockwell in full for all withholding taxes required to be withheld and remitted to taxing authorities in respect of this exercise in accordance with this paragraph, the Corporation (as defined in the Plans) is authorized forthwith to set off the balance due against salary payments or other amounts due or which may become due to me to satisfy my obligation hereunder.

         4. REGISTRATION: It is my understanding that following my payment in full of the Total Purchase Price and reimbursement of Rockwell for any applicable withholding taxes as provided in ITEM 3: PAYMENT, I shall receive from Rockwell one or more stock certificates representing the same

                     [CONTINUED AND TO BE SIGNED ON PAGE 3]

                                        "Stock Swap" Stock Option Exercise Form
                                                                         Page 3

number and kind of Shares I surrendered to Rockwell, issued in the same name or names as the Shares so surrendered. I shall also receive one or more separate stock certificates representing the additional Shares acquired as a result of this exercise, which I hereby request be registered as follows:


         Name: ____________________________________________________

         Social Security No.: _____________________________________

         Current Address: _________________________________________

                          _________________________________________


                 NOTE: THE STOCK MAY BE REGISTERED ONLY IN YOUR NAME OR IN YOUR NAME JOINTLY WITH YOUR SPOUSE (OR JOINTLY WITH ANOTHER PERSON). IT MAY NOT BE REGISTERED IN THE NAME OF YOUR STOCKBROKER, BANK OR OTHER FINANCIAL INSTITUTION.


         5.      DELIVERY:  Please deliver the stock

                                  _____  to me at the address listed in Item 4.
                                  _____  to the following person and address:

                 Name of Stockbrokerage Firm or Other Addressee:

                 _______________________________________________________

                 Address:  _____________________________________________

                           _____________________________________________

                 Attention:  ___________________________________________




THIS STOCK OPTION EXERCISE MAY NOT BE REVOKED OR CHANGED AFTER DELIVERY OF THIS FORM, PROPERLY COMPLETED, DATED AND SIGNED, TO THE CORPORATION WHETHER OR NOT PAYMENT ACCOMPANIES THIS FORM AND WHETHER THIS FORM IS DATED BEFORE, ON OR AFTER THE DATE OF SUCH RECEIPT.



____________________________________
                 (Signature)

Print Name:_________________________


Dated:  _____________________, 19 ___

                                        "Stock Swap" Stock Option Exercise Form
                                                                         Page 4

                 STOCK TRANSFER POWER SEPARATE FROM CERTIFICATE




         FOR VALUE RECEIVED, (I) (We), ____________________________
                                            (insert name(s))

hereby sell, assign and transfer unto Rockwell International

Corporation the ________________ shares of the [Common Stock]
                (insert number)

[Class A Common Stock] of Rockwell International Corporation

standing in the name(s) of ____________________________ on the
                            (name(s) on certificate(s))

books of said Rockwell International Corporation represented by

Certificate(s) No(s). ______________ herewith and do hereby

irrevocably constitute and appoint Mellon Bank, N.A., attorney to transfer the said stock on the books of Rockwell International with full power of substitution in the premises.




Dated: __________________




                 _____________________________________________
                                           (Signature)

WITNESS:


                 _____________________________________________
                                           (Signature)

                                                      H:\WPDATA\ETM\OPTAGMT2.T&C

                        1988 LONG-TERM INCENTIVES PLAN
                FORM OF OPTION AGREEMENT (WITHOUT ARBITRATION)
                      TRANSFERRABLE NONQUALIFIED OPTIONS
                ----------------------------------------------

December 7, 1994


To:



We are pleased to notify you that the Compensation and Management Development Committee has granted to you today the following stock option(s) under the 1988 Long-Term Incentives Plan (the Plan):

Date of Grant                Type of Grant              Number of Shares                   Option Price
- -------------                -------------              ----------------                   ------------
 99/99/99                       (NQ)                          9,999,999                    $$$$.9999

These stock option(s) have been granted, and may be exercised only upon the terms and conditions of this Stock Option Agreement, subject in all respects to the provisions of the Plan, as it may be amended. The attached Stock Option Terms and Conditions are incorporated in and are part of this Stock Option Agreement.

Copies of the Plan and the current Prospectus covering shares issuable or transferable under the Plan are enclosed.

Please confirm that you have read and agree to be bound by this Agreement by signing one copy at the place indicated and returning the signed copy to:

                          Office of the Secretary
                          Rockwell International Corporation
                          625 Liberty Avenue
                          Pittsburgh, PA  15222-3123
                          Attention:  Stock Option Administration

These stock options will lapse and be of no effect if a copy of this Stock Option Agreement, properly signed by you, is not received by the Secretary of Rockwell on or before January 31, 1995, unless Rockwell (in its sole discretion) elects in writing to extend that date.

Agreed to:
Date:    ______________________            ROCKWELL INTERNATIONAL CORPORATION

____________________________               By: _______________________________
     Employee Signature                        Senior Vice President, General
     XXXXXXXXXXXXXXXXXXX                       Counsel and Secretary
     999-99-9999

H:\WPDATA\ETM\OPTAGMT2.T&C


                      ROCKWELL INTERNATIONAL CORPORATION
                        1988 LONG TERM INCENTIVES PLAN
                            STOCK OPTION AGREEMENT
                      STOCK OPTION TERMS AND CONDITIONS


1.       Definitions

         As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

         (a) APPROVED OPTION EXERCISE FORM: A Cash Only Exercise Form in the form of Attachment 1 or a "Stock Swap" Exercise Form in the form of Attachment 2, any other form subsequently adopted by the Secretary of Rockwell to replace Attachment 1 or 2, or any other form accepted by the Secretary of Rockwell in his sole discretion.

         (b) OPTIONS: The stock option or stock options listed in the first paragraph of the letter dated December 7, 1994 to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitutes the Stock Option Agreement.

         (c) OPTION SHARES: The shares of Rockwell Common Stock issuable or transferable on exercise of the Options.

         (d) PLAN: Rockwell's 1988 Long-Term Incentives Plan, as amended and as such Plan may be further amended and in effect at the relevant time.

         (e)     PRELIMINARY PAYMENT:  Defined in Section 3(d)(i).

         (f) ROCKWELL: Rockwell International Corporation, a Delaware corporation.

         (g)     SHARES:  Shares of Rockwell Common Stock or Class A Common
                 Stock.

         (h) STOCK OPTION AGREEMENT: These Stock Option Terms and Conditions together with the letter dated December 7, 1994 to which they are attached.

2.       When Options May be Exercised
         -----------------------------
         The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded down to an integral one hundred) of the Option Shares during the period beginning on





                                                                   [88T:12/7/94]

         December 7, 1995 and ending on December 7, 2004, as to an additional one-third (rounded down to an integral one hundred) of the Option Shares during the period beginning on December 7, 1996 and ending on December 7, 2004 and as to the balance of the Option Shares during the period beginning on December 7, 1997 and ending on December 7, 2004, and only during those periods, provided that:

         (a) if you die while an employee of the Corporation (as defined in the Plan), your estate, any person who acquires the Options by bequest or inheritance, or any person to whom you have transferred the Options during your lifetime as permitted by
                 Section 4 may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

         (b) if your employment by the Corporation terminates other than by death, then:

                 (i) if your retirement or other termination date is before December 7, 1995, the Options shall lapse on your retirement or other termination and may not be exercised at any time;

                 (ii) if your employment by the Corporation is terminated for cause, the Options shall expire forthwith upon your termination and may not be exercised thereafter;

                 (iii) if your employment by the Corporation terminates after June 7, 1996 by reason of your retirement under a retirement plan of Rockwell, or a subsidiary or affiliate of Rockwell, at or after the earlier of age 62 or the date you have accumulated 85 points (or fulfilled such other criteria as may be required for an unreduced early retirement benefit) for purposes of the applicable retirement plan, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) or any person to whom you have transferred the Options during your lifetime as permitted by Section 4 may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending five years after your retirement date;





                                     -2-
                                                                   [88T:12/7/94]

                 (iv) if your employment by the Corporation terminates after June 7, 1996 by reason of your retirement under a retirement plan of Rockwell, or a subsidiary or affiliate of Rockwell, before the earlier of age 62 or the date you have accumulated 85 points (or fulfilled such other criteria as may be required for an unreduced early retirement benefit) for purposes of the applicable retirement plan, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) or any person to whom you have transferred the Options during your lifetime as permitted by Section 4 may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending on the earlier of (x) the third anniversary of your retirement date or (y) such earlier date as the Compensation and Management Development Committee shall determine by action taken not later than 60 days after your retirement date;

                 (v) if your employment by the Corporation terminates on or after December 7, 1995 but on or before June 7, 1996 by reason of your retirement under a retirement plan of Rockwell, or a subsidiary or affiliate of Rockwell, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) or any person to whom you have transferred the Options during your lifetime as permitted by Section 4 may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending on the earlier of (x) the third anniversary of your retirement date or (y) such earlier date as the Compensation and Management Development Committee shall determine by action taken not later than 60 days after your retirement date; and

                 (vi) if your employment by the Corporation terminates on or after December 7, 1995 for any reason not specified in subparagraph (a) or in clauses (ii), (iii), (iv) or (v) of this subparagraph (b), you (or if you die after





                                     -3-
                                                                   [88T:12/7/94]
                 your termination date, your estate or any person who acquires the Options by bequest or inheritance) or any person to whom you have transferred the Options during your lifetime as permitted by Section 4 may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent they were exercisable on your termination date.

         In no event shall the provisions of the foregoing subparagraphs (a) and (b) extend to a date after December 7, 2004 the period during which the Options may be exercised.

3.       Exercise Procedure

         (a) To exercise all or any part of the Options, you (or after your death, your estate or any person who has acquired the Options by bequest or inheritance) or any person to whom you have transferred the Options during your lifetime as permitted by
                 Section 4 must deliver to the Secretary of Rockwell:

                 (i) a notice of exercise on an Approved Option Exercise Form properly completed, dated and signed by you (or after your death, by the person entitled to exercise the Options) or by any person to whom you have transferred the Options during your lifetime as permitted by Section 4;

                 (ii) full payment of the exercise price for the Option Shares to be purchased on exercise of the Options

                                  o        entirely in cash; or

                                  o        in Shares; or

                                  o        in a combination of cash and Shares;
                                           and

                 (iii) in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as the Secretary of Rockwell shall require to establish to his satisfaction that the person seeking to exercise the Options is entitled to do so.

         (b) An exercise of the whole or any part of the Options shall be effective:





                                     -4-
                                                                   [88T:12/7/94]

                 (i) if you (or after your death, the person entitled to exercise the Options) or any person to whom you have transferred the Options during your lifetime as permitted by
                                  Section 4 elects to pay the exercise price for the Option Shares entirely in cash, upon
                                  (x) receipt by the Secretary of Rockwell of
                                  (I) an Approved Exercise Form, duly
                                  completed, dated and signed, (II) full
                                  payment of the exercise price for the Option
                                  Shares purchased pursuant to that Approved
                                  Exercise Form and (III) any documents
                                  required pursuant to Section 3(a)(iii), or
                                  (y) if later, the date of such Approved
                                  Exercise Form (provided you, or after your death, the person entitled to exercise the Options, or any person to whom you have transferred the Options during your lifetime as permitted by Section 4 continues to be entitled to exercise the Options on that date); and

                 (ii) if you (or after your death, the person entitled to exercise the Option) or any person to whom you have transferred the Options during your lifetime as permitted by
                                  Section 4 elects to pay the exercise price of the Option Shares in Shares or in a combination of Shares and cash, upon (x) receipt by the Secretary of Rockwell of (I) an Approved Exercise Form, duly completed, dated and signed, (II) the Preliminary Payment (as defined in Section 3(d)(i)) and
                                  (III) any documents required pursuant to
                                  Section 3(a)(iii), or (y) if later, the date of such Approved Exercise Form (provided you, or after your death, the person entitled to exercise the Options, or any person to whom you have transferred the Options during your lifetime as permitted by Section 4 continues to be entitled to exercise the Options on that date).

         (c) If you (or after your death, the person entitled to exercise the Options) or any person to whom you have transferred the Options during your lifetime as permitted by Section 4 chooses to pay the exercise price for the Option Shares to be purchased on exercise of any of the Options entirely in cash, payment must be made by

                                  o        delivering to the Secretary of
                                           Rockwell a check in the full amount
                                           of the exercise price for those
                                           Option Shares; or





                                                                   [88T:12/7/94]
                                     -5-

                                  o        arranging with a stockbroker, bank
                                           or other financial institution to
                                           deliver to the Secretary of
                                           Rockwell full payment, by check or
                                           (if prior arrangements are made
                                           with the Stock Option
                                           Administration staff of the
                                           Secretary's Office) by wire
                                           transfer, of the exercise
                                           price of those Option Shares.

                 In either event, in accordance with Section 3(e), full payment of the exercise price for the Option Shares purchased must be made within five business days after the Secretary of Rockwell has received the Approved Exercise Form, duly completed, dated and signed, or if later, within five business days after the date of such Approved Exercise Form.

         (d)     (i)      If you (or after your death, the person entitled to
                          exercise the Options) or a person to whom you have transferred the Options during your lifetime chooses to use already-owned Shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options, you (or the other person then entitled to exercise the Options) must deliver to the Secretary of Rockwell one or more certificates (and executed stock powers) representing

                                  o        at least the number of Shares whose
                                           value, based on the closing price of
                                           Common Stock of Rockwell on the New
                                           York Stock Exchange -- Composite
                                           Transactions on any day not more
                                           than five business days prior to (x)
                                           the date on which the Secretary of
                                           Rockwell has received the Approved
                                           Exercise Form for such exercise, or
                                           (y) if later, the date of such
                                           Approved Exercise Form, would be
                                           sufficient to pay in full the
                                           exercise price of those Option
                                           Shares; or

                                  o        any lesser number of Shares you
                                           desire (or the other person then
                                           entitled to exercise the Options
                                           desires) to use to pay the exercise
                                           price for those Option Shares and a
                                           check in the amount of such exercise
                                           price less the value of the Shares
                                           delivered, based on the closing
                                           price of Common Stock of Rockwell on
                                           the New York Stock Exchange --
                                           Composite Transactions on any day
                                           not more than five business days
                                           prior to (x) the date on which the
                                           Secretary of Rockwell has





                                                                   [88T:12/7/94]
                                     -6-
                                  received the Approved Exercise Form for such exercise, or (y) if later, the date of such Approved Exercise Form.

                                  The delivery of the Shares or Shares and cash, as prescribed by this clause (i), is referred to in this Stock Option Agreement as the Preliminary Payment.

                 (ii) The Secretary of Rockwell will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of Shares, valued in accordance with
                                  Section 6(e) of the Plan at the closing price on the New York Stock Exchange -- Composite Transactions on the effective date of exercise under Section 3(b)(ii), and any cash required to pay in full the exercise price for the Option Shares purchased. In accordance with Section 3(e), you (or such other person) must pay, in cash, in Shares or in a combination of cash and Shares, any balance required to pay in full the exercise price of the Option Shares purchased within five business days following the effective date of such exercise of the Options under
                                  Section 3(b)(ii).

                (iii) Notwithstanding any other provision of this Stock Option Agreement, the Secretary of Rockwell may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Shares pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

         (e) A notice of exercise on an Approved Exercise Form, when duly completed, dated and signed by you (or any other person entitled to exercise the Options) and received by the Secretary of Rockwell, whether or not full payment of the exercise price for the Option Shares accompanies the Approved Option Exercise Form and whether the Approved Exercise Form is dated on or prior to the date of receipt by the Secretary of Rockwell or a later date, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes





                                                                   [88T:12/7/94]
                                     -7-
                 entitled to exercise the Options) to deliver or cause to be delivered to Rockwell any balance of the exercise price for the Option Shares to be purchased upon the exercise pursuant to the Approved Exercise Form required to pay in full the exercise price for those Option Shares, that payment being in cash, in Shares or in a combination of cash and Shares, on or before the later of the fifth business day after (i) the date on which the Secretary of Rockwell receives such duly completed, dated and signed Approved Exercise Form, or (ii) if later, the date of such Approved Exercise Form (provided you continue (or the other person entitled to exercise the Options continues) to be entitled to exercise the Options on that date), and you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation forthwith to set off against salary payments or other amounts due or which may become due you (or the other person entitled to exercise the Options) any balance of the exercise price for those Option Shares remaining unpaid thereafter.

         (f) Certificates representing the number of Option Shares purchased will be issued as soon as practicable (i) after Rockwell has received full payment therefor or (ii) at Rockwell's election in the sole discretion of its Secretary, after Rockwell has received (x) full payment of the exercise price of those Option Shares and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5.

4.       Transferability
         ---------------
         You are not entitled to transfer the Options except (i) by will or by the laws of descent and distribution; or (ii) in the case of any Option not granted as an incentive stock option, by gift to any member of your immediate family or to a trust for the benefit of one or more members of your immediate family; PROVIDED, HOWEVER, that no transfer pursuant to this clause (ii) shall be effective unless you have notified the Corporation's Office of the Secretary (Attention: Stock Option Administration) in writing specifying the Option or Options transferred, the date of the gift and the name and Social Security or other Taxpayer Identification Number of the transferee. During your lifetime, only you are entitled to exercise the Options unless you have transferred any Option in accordance with this paragraph to a member of your immediate family or a trust for the benefit of one or more members of your immediate family, in which case only that transferee (or the legal representative of the estate or the heirs or legatees of that transferee) shall be entitled to exercise that Option. For purposes of this paragraph, your "immediate





                                     -8-
                                                                   [88T:12/7/94]
         family" shall mean your spouse and natural, adopted or step-children and grandchildren.

5.       WITHHOLDING

         Rockwell shall have the right, in connection with the exercise of the Options in whole or in part, to deduct from any payment to be made by Rockwell under the Plan an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if Rockwell elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within ten business days after the date of the statement for such amount rendered by Rockwell, failing which Rockwell shall have the same right of set-off as provided under Section 3(e) with respect to payment of the exercise price for Option Shares.

6.       HEADINGS

         The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7.       REFERENCES

         All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8.       APPLICABLE LAWS AND REGULATIONS

         This Stock Option Agreement and Rockwell's obligation to issue Option Shares hereunder are subject to applicable laws and regulations.

Attachment 1     - Cash Only Option Exercise Form and Instructions
Attachment 2     - "Stock Swap" Option Exercise Form and Instructions





                                     -9-
                                                                   [88T:12/7/94]

                                                                    ATTACHMENT 1
                                          STOCK OPTION EXERCISE FORM - CASH ONLY

                       ROCKWELL INTERNATIONAL CORPORATION
                      CASH ONLY STOCK OPTION EXERCISE FORM



Attached is the Stock Option Exercise Form to be used if you exercise a stock option under any of Rockwell's stock option plans for a cash payment (including a so-called "cashless" exercise in which your stockbroker, bank or other financial institution furnishes the cash payment of the exercise price).

BEFORE COMPLETING THIS STOCK OPTION EXERCISE FORM, PLEASE READ CAREFULLY THE SEPARATE INSTRUCTIONS FOR THE FORM, WHICH ARE REPRODUCED IN APPENDIX I TO THE BOOKLET, FACTS ABOUT ROCKWELL INTERNATIONAL CORPORATION STOCK OPTIONS AND SARS (REVISED MARCH 1993).

YOU SHOULD ALSO REFER TO THE PERTINENT PORTIONS OF THE FACTS BOOKLET, PARTICULARLY THE "HIGHLIGHTS" SECTION (ON PAGES 2-7) FOR FURTHER GUIDANCE IN COMPLETING THE FORM.

If after reading the separate instructions and the pertinent sections of the FACTS booklet you have questions on the procedures to be followed in completing your exercise or on how to complete the Form, please call Stock Option Administration in the Secretary's Office in Pittsburgh (at Comnet 545-7120 or
(412) 565-7120) for assistance.





                                                                   [88T:12/7/94]

                                            CASH ONLY STOCK OPTION EXERCISE FORM
                                            ------------------------------------



To:  Rockwell International Corporation
         625 Liberty Avenue
         Pittsburgh, Pennsylvania 15222-3123

         Attention:       Office of the Secretary,
                          Stock Option Administration




         1. OPTIONS EXERCISED: Subject to the terms and conditions of the 1979 Stock Plan for Key Employees, the 1981 Incentive Stock Option Plan for Key Employees, the 1988 Long-Term Incentives Plan and/or the 1995 Long-Term Incentives Plan (collectively, the Plans) of Rockwell International Corporation (Rockwell), and Agreement(s) thereunder, I hereby exercise the following stock option(s):

Plan      Date o    NQ/      Class of Stock    Number of        Exercise        Total
Year       Grant    ISO      Common/Class A     Shares            Price      Purchase Price
- ----     -------    ---      --------------    --------          --------    --------------
                                                                $            $
- ----     -------     ---     --------------    --------          --------     --------------
                                                                $            $
- ----     -------     ---     --------------    --------          --------     --------------
                                                                $            $
- ----     -------     ---     --------------    --------          --------     --------------


        2.      CONVERSION:      Convert   [ ] None    [ ] All  [ ] _____ shares
of the shares of Class A Common Stock to Common Stock.

        3.      PAYMENT:

                [ ] A check payable to Rockwell International Corporation in the amount of the Total Purchase Price of the above-itemized stock option(s) is enclosed.

                [ ] The Total Purchase Price of the above-itemized stock option(s) will be paid by a check payable to Rockwell International Corporation or (if prior arrangements are made with the Stock Option Administration staff of the Secretary's Office) by a wire transfer of funds to Rockwell





                             [CONTINUED ON PAGE 2]

                                        Cash Only Stock Option Exercise Form
                                                                      Page 2

                          International Corporation to the account specified by the Secretary's Office (Stock Option Administration), which will be sent promptly by my stockbroker, bank or other financial institution,

            Representative's Name: _______________________________

            Firm Name: ___________________________________________

            Address: _____________________________________________

                     _____________________________________________

            Telephone No.: _______________________________________


                 If full payment of the Total Purchase Price of the stock option(s) listed in ITEM 1 is not delivered within five (5) business days after the later of the date of this Form or the date of its receipt by the Secretary of Rockwell, the Corporation (as defined in the Plans) is authorized forthwith to set off the balance due against salary payments or other amounts due or which may become due me to satisfy my obligation to pay the Total Purchase Price.

                 If any of the stock option(s) listed in Item 1 was granted as a nonqualified stock option (NQ), I understand Rockwell will issue a statement to me for reimbursement of taxes required to be withheld and remitted to taxing authorities in respect of the exercise of those stock option(s) and may withhold delivery of the certificate(s) for the shares deliverable upon this exercise until that statement has been paid in full. If full payment of that statement is not received by Rockwell within ten (10) business days after the date of that statement, the Corporation (as defined in the Plans) is authorized forthwith to set off the balance due against salary payments or other amounts due or which may become due me to satisfy any obligation to reimburse Rockwell for those withholding taxes.


         4.      REGISTRATION:    Please register the stock as follows:

                 Name:  _________________________________________

                 Social Security No.:  __________________________

                 Current Address:  ______________________________

                                   ______________________________





                     [CONTINUED AND TO BE SIGNED ON PAGE 3]

                                        Cash Only Stock Option Exercise Form
                                                                      Page 3


                 NOTE: THE STOCK MAY BE REGISTERED ONLY IN YOUR NAME OR IN YOUR NAME JOINTLY WITH YOUR SPOUSE (OR JOINTLY WITH ANOTHER PERSON). IT MAY NOT BE REGISTERED IN THE NAME OF YOUR STOCKBROKER, BANK OR OTHER FINANCIAL INSTITUTION.



         5.      DELIVERY:  Please deliver the stock

                                  _____  to me at the address listed in Item 4.
                                  _____  to the following person and address:

                 Name of Stockbrokerage Firm or Other Addressee:

                 _______________________________________________________

                 Address:  _____________________________________________

                           _____________________________________________

                 Attention:  ___________________________________________




THIS STOCK OPTION EXERCISE MAY NOT BE REVOKED OR CHANGED AFTER DELIVERY OF THIS FORM, PROPERLY COMPLETED, DATED AND SIGNED, TO THE CORPORATION WHETHER OR NOT PAYMENT ACCOMPANIES THIS FORM AND WHETHER THIS FORM IS DATED BEFORE, ON OR AFTER THE DATE OF SUCH RECEIPT.



____________________________________
                 (Signature)

Print Name:_________________________


Dated:  _____________________, 19 ___

                                                                   ATTACHMENT 2
                                                     STOCK OPTION EXERCISE FORM
                                          STOCK OR STOCK AND CASH ("STOCK SWAP")

                       ROCKWELL INTERNATIONAL CORPORATION
                    "STOCK SWAP" STOCK OPTION EXERCISE FORM




Attached is the Stock Option Exercise Form to be used if you exercise a stock option under any of Rockwell's stock option plans and pay part or all of the exercise price for the Option Shares purchased by delivering shares of Rockwell Common Stock or Class A Common Stock.

BEFORE COMPLETING THIS STOCK OPTION EXERCISE FORM, PLEASE READ CAREFULLY THE SEPARATE INSTRUCTIONS FOR THE FORM, WHICH ARE REPRODUCED IN APPENDIX II TO THE BOOKLET, FACTS ABOUT ROCKWELL INTERNATIONAL CORPORATION STOCK OPTIONS AND SARS (REVISED MARCH 1993).

YOU SHOULD ALSO REFER TO THE PERTINENT PORTIONS OF THE FACTS BOOKLET, PARTICULARLY THE "HIGHLIGHTS" SECTION (ON PAGES 2-7) AND THE STOCK-FOR-STOCK PAYMENT METHOD ("STOCK SWAP") SECTION (ON PAGES 31-36) FOR FURTHER GUIDANCE IN COMPLETING THE FORM.

If after reading the separate instructions and the pertinent sections of the FACTS booklet you have questions on the procedures to be followed in completing your exercise or on how to complete the Form, please call Stock Option Administration in the Secretary's Office in Pittsburgh (at Comnet 545-7120 or
(412) 565-7120) for assistance.





                                                                   [88T:12/7/94]

                                         "STOCK SWAP" STOCK OPTION EXERCISE FORM
                                         ---------------------------------------

To:  Rockwell International Corporation
         625 Liberty Avenue
         Pittsburgh, Pennsylvania 15222-3123

         Attention:       Office of the Secretary,
                          Stock Option Administration




         1. OPTIONS EXERCISED: Subject to the terms and conditions of the 1979 Stock Plan for Key Employees, the 1981 Incentive Stock Option Plan for Key Employees, the 1988 Long-Term Incentives Plan and/or the 1995 Long-Term Incentives Plan (collectively, the Plans) of Rockwell International Corporation (Rockwell), and Agreement(s) thereunder, I hereby exercise the following stock option(s):

Plan      Date of     NQ/      Class of Stock    Number of  Exercise        Total
Year      Grant       ISO      Common/Class A     Shares      Price      Purchase Price
- ----     -------      ---      --------------    --------   --------     --------------
                                                              $           $
- ----     -------      ---      --------------    --------   --------     --------------
                                                              $           $
- ----     -------      ---      --------------    --------   --------     --------------
                                                              $           $
- ----     -------      ---      --------------    --------   --------     --------------

        2.      CONVERSION:      Convert   [ ] None    [ ] All  [ ] _____ shares
                of the shares of Class A Common Stock to Common Stock.

         3.      PAYMENT:         A. Number of shares of Rockwell Common Stock
or Class A Common Stock surrendered to pay the exercise price of the option(s):

______________ shares of Common   _______________ shares of Class A Common

                                  B. Amount of enclosed check, if any, payable
to Rockwell International Corporation to pay estimated balance of exercise price of the option(s):
                                                      $_________________________

         I am using shares of Common Stock or Class A Common Stock or both of Rockwell (Shares) that I now own to pay all or part of the exercise price for the Shares to be purchased on my exercise of the above-referenced stock option(s). I enclose, or in accordance with prior arrangements I have made with you, I am arranging for delivery to you of, one or more certificates for

         (i) at least the number of Shares estimated, based on the closing price on the New York Stock Exchange -- Composite Transactions on a day not more than five business days prior to (x) the date of receipt of this Exercise Form by the Secretary's Office (Stock Option Administration), or (y) if later, the date of this

                             [CONTINUED ON PAGE 2]

                                       "Stock Swap" Stock Option Exercise Form
                                                                        Page 2

                 Exercise Form, to be sufficient to pay in full the Total Purchase Price of the Shares covered by this exercise, or


         (ii) a lesser number of Shares that I desire to apply to such Total Purchase Price and a check in the amount of such Total Purchase Price less the value of the Shares delivered, based on the closing price on the New York Stock Exchange -- Composite Transactions on a day not more than five business days prior to (x) the date of receipt of this Exercise Form by the Secretary's Office (Stock Option Administration), or (y) if later, the date of this Exercise Form, and in either case, an executed stock transfer power covering the Shares surrendered or to be surrendered. I understand that you will advise me of the exact number of Shares, valued in accordance with the Plans at the closing price on the New York Stock Exchange -- Composite Transactions on the later of
(x) the date you have received (I) this Exercise Form, (II) the estimated payment in Shares or Shares and cash specified above and, (III) if I am not the optionee, any additional documents required to evidence my right to exercise these stock option(s) and (y) the date of this Exercise Form (the later of such dates, the effective date of this exercise), and any cash required to pay in full the Total Purchase Price of the Shares to be purchased upon this exercise. I further understand that certificates representing the number of Shares purchased will be issued only after I deliver to Rockwell any remaining balance of the Total Purchase Price in cash or a combination of Shares and cash and the amount sufficient to reimburse Rockwell for all withholding taxes required to be withheld and remitted to taxing authorities in respect of this exercise.

         I hereby agree to deliver to Rockwell no later than five (5) business days following the effective date of this exercise cash or any additional number of Shares or a combination of Shares and cash required to pay in full the Total Purchase Price of the Shares to be purchased upon this exercise, and an executed stock transfer power covering any additional Shares delivered. I hereby further agree to pay Rockwell, no later than ten (10) business days after the date of Rockwell's statement therefor, the amount sufficient to reimburse Rockwell for all withholding taxes required to be withheld and remitted to taxing authorities in respect of this exercise. If I fail to deliver any remaining balance of the Total Purchase Price of the Shares to be purchased upon this exercise and an amount sufficient to reimburse Rockwell in full for all withholding taxes required to be withheld and remitted to taxing authorities in respect of this exercise in accordance with this paragraph, the Corporation (as defined in the Plans) is authorized forthwith to set off the balance due against salary payments or other amounts due or which may become due to me to satisfy my obligation hereunder.

         4. REGISTRATION: It is my understanding that following my payment in full of the Total Purchase Price and reimbursement of Rockwell for any applicable withholding taxes as provided in ITEM 3: PAYMENT, I shall receive from Rockwell one or more stock certificates representing the same

                     [CONTINUED AND TO BE SIGNED ON PAGE 3]

                                        "Stock Swap" Stock Option Exercise Form
                                                                         Page 3

number and kind of Shares I surrendered to Rockwell, issued in the same name or names as the Shares so surrendered. I shall also receive one or more separate stock certificates representing the additional Shares acquired as a result of this exercise, which I hereby request be registered as follows:


         Name: ____________________________________________________

         Social Security No.: ______________________________________

         Current Address: _________________________________________

                          _________________________________________


                 NOTE: THE STOCK MAY BE REGISTERED ONLY IN YOUR NAME OR IN YOUR NAME JOINTLY WITH YOUR SPOUSE (OR JOINTLY WITH ANOTHER PERSON). IT MAY NOT BE REGISTERED IN THE NAME OF YOUR STOCKBROKER, BANK OR OTHER FINANCIAL INSTITUTION.


         5.      DELIVERY:  Please deliver the stock

                                  _____  to me at the address listed in Item 4.
                                  _____  to the following person and address:

                 Name of Stockbrokerage Firm or Other Addressee:

                 _______________________________________________________

                 Address:  _____________________________________________

                           _____________________________________________

                 Attention:  ___________________________________________




THIS STOCK OPTION EXERCISE MAY NOT BE REVOKED OR CHANGED AFTER DELIVERY OF THIS FORM, PROPERLY COMPLETED, DATED AND SIGNED, TO THE CORPORATION WHETHER OR NOT PAYMENT ACCOMPANIES THIS FORM AND WHETHER THIS FORM IS DATED BEFORE, ON OR AFTER THE DATE OF SUCH RECEIPT.



____________________________________
                 (Signature)

Print Name:_________________________


Dated:  _____________________, 19 ___

                                        "Stock Swap" Stock Option Exercise Form
                                                                         Page 4

                 STOCK TRANSFER POWER SEPARATE FROM CERTIFICATE




         FOR VALUE RECEIVED, (I) (We), ____________________________
                                           (insert name(s))

hereby sell, assign and transfer unto Rockwell International

Corporation the ________________ shares of the [Common Stock]
                (insert number)

[Class A Common Stock] of Rockwell International Corporation

standing in the name(s) of ____________________________ on the
                            (name(s) on certificate(s))

books of said Rockwell International Corporation represented by

Certificate(s) No(s). ______________ herewith and do hereby

irrevocably constitute and appoint Mellon Bank, N.A., attorney to transfer the said stock on the books of Rockwell International with full power of substitution in the premises.




Dated: __________________




                 _____________________________________________
                                           (Signature)

WITNESS:


                 _____________________________________________
                                           (Signature)